UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

GENOCEA BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36289	51-0596811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cambridge Discovery Park 100 Acorn Park Drive, 5th Floor Cambridge, MA	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 876-8191

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2014, Dr. Simeon J. George notified Genocea Biosciences, Inc. (the “Company”) of his decision to retire from the Board of Directors (the “Board”) of the Company, effective December 12, 2014.  Dr. George has served on the Board since 2009 and has also served as a member of the Audit Committee and Compensation Committee. Dr. George’s retirement is in accordance with the investment policies of S.R. One, Limited.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOCEA BIOSCIENCES, INC.

Date: December 15, 2014	By:	/s/ Jonathan Poole
Jonathan Poole
Chief Financial Officer

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